UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

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Thornburg Mortgage, Inc.

(Name of Registrant as Specified In Its Charter)

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Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, NM 87501

PROXY STATEMENT

Annual Meeting of Shareholders

April 18, 2006

Garrett Thornburg	Thornburg Mortgage, Inc.
Chairman of the Board and	150 Washington Avenue, Suite 302
Chief Executive Officer	Santa Fe, New Mexico 87501
www.thornburgmortgage.com

March 16, 2006

To Our Shareholders:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders (the “Annual Meeting”) of Thornburg Mortgage, Inc. to be held at the Inn at Loretto, Zuni Room, 211 Old Santa Fe Trail, Santa Fe, New Mexico, on Tuesday, April 18, 2006, at 2:30 p.m., local time.

The purpose of the meeting is to re-elect four Class III nominees and one Class II nominee to the board of directors. Information about the nominees for re-election as directors is in the enclosed proxy statement.

Only shareholders of record of our common stock at the close of business on March 8, 2006 will be entitled to notice of and to vote at the Annual Meeting.

Your vote, regardless of the number of shares you own, is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. You may submit your proxy over the Internet, by telephone or by mailing a proxy card. Sending your proxy over the Internet, by telephone or by mail will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these options.

Thank you for your ongoing support of and continued interest in Thornburg Mortgage, Inc.

Sincerely,

Garrett Thornburg
Chairman of the Board and Chief Executive Officer

THORNBURG MORTGAGE, INC.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

(505) 989-1900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

The Annual Meeting of Shareholders of Thornburg Mortgage, Inc. will be held at the Inn at Loretto, Zuni Room, 211 Old Santa Fe Trail, Santa Fe, New Mexico on Tuesday, April 18, 2006, at 2:30 p.m., local time to consider and act upon the following matters:

1.	The re-election of four Class III directors to serve for three-year terms and one Class II director to serve for a two-year term and until their successors are duly elected and qualified. The proxy statement accompanying this notice includes the names of the nominees to be presented by the Board of Directors for election;

2.	Such other business as may properly come before the Annual Meeting of Shareholders, or any and all adjournments thereof.

Only shareholders of record of our common stock at the close of business on March 8, 2006, the record date, will be entitled to vote at the Annual Meeting.

Management desires to have maximum representation of shareholders at the Annual Meeting. You may submit your proxy over the Internet, by telephone or by mailing a proxy card. Sending your proxy over the Internet, by telephone or by mail will ensure your representation at the Annual Meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these options. You may revoke your proxy by notice in writing to the Secretary of the company, at any time prior to its use, by presentation of a later-dated proxy or by attending the Annual Meeting and voting in person.

By order of the Board of Directors

Stephen E. Newton
Secretary

Dated: March 16, 2006

THORNBURG MORTGAGE, INC.

150 Washington Avenue, Suite 302

Santa Fe, New Mexico 87501

(505) 989-1900

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 18, 2006

We are furnishing this proxy statement in connection with the solicitation of proxies by the Board of Directors of Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), for use at our annual meeting of shareholders to be held at the Inn at Loretto, Zuni Room, 211 Old Santa Fe Trail, Santa Fe, New Mexico, on Tuesday, April 18, 2006, at 2:30 p.m., local time, and any and all adjournments thereof (collectively, the “Annual Meeting”). We are holding the Annual Meeting for the purposes described in the accompanying Notice of Annual Meeting of Shareholders. We are providing this proxy statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders to shareholders beginning on or about March 16, 2006.

GENERAL INFORMATION

Solicitation of Proxies

Our Board of Directors is soliciting the enclosed proxy. We will make proxy solicitations by mail, and also by telephone, facsimile transmission or otherwise, as we deem necessary. We will bear the costs of this solicitation. We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock, $0.01 par value (the “Common Stock”), to forward the proxy soliciting material to the beneficial owners of such Common Stock and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. We do not expect to engage an outside firm to solicit votes or proxies.

Record Date, Quorum and Voting Requirements

Holders of shares of Common Stock at the close of business on March 8, 2006 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. On that date, approximately 106,861,062 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. The presence, in person or by proxy, of shareholders of a majority of the issued and outstanding Common Stock held of record on the Record Date constitutes a quorum for the transaction of business at the Annual Meeting. Generally, shareholder approval of a matter requires the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present, unless otherwise required by statute. The election of directors requires the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present.

Shares of Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted, unless revoked, in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the re-election of the nominees named in this proxy statement as directors. Representatives of our transfer agent will assist us in the tabulation of the votes. Abstentions are counted as shares represented at the meeting and entitled to vote for purposes of determining a quorum. Abstentions will not be counted as votes cast and will have no effect on the result of the vote. Brokers have the discretionary power to vote with respect to the election of directors, absent specific voting directions from the beneficial owners of such shares.

Revocability of Proxy

Giving the enclosed proxy does not preclude your right to vote in person if you so desire. You may revoke your proxy at any time prior to its exercise by notifying our Secretary in writing, by giving us a later-dated proxy, or by attending the Annual Meeting and voting in person.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our bylaws provide that the Board of Directors may adopt resolutions to determine the total number of directors on the Board as long as that number is between three and 12. Our bylaws also provide for a classified Board of Directors comprised of Classes I, II and III. Our bylaws further provide that, during the time we operate as a real estate investment trust (“REIT”), a majority of our directors must be independent directors (“Independent Directors”). An Independent Director is defined in our bylaws as a director who meets the requirements for independence established by the New York Stock Exchange (the “NYSE”) and the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and who is not affiliated, directly or indirectly, with any person or entity responsible for conducting our day-to-day business affairs. Effectively, this means an Independent Director may not be affiliated with Thornburg Mortgage Advisory Corporation (the “Manager”), which manages our day-to-day operations, subject to the supervision of our Board of Directors.

Currently, the Board of Directors consists of 11 directors, seven of whom are Independent Directors, with four directors in each of Class I and Class III and three directors in Class II. The terms of the directors are staggered to provide for the election of one class each year for a three year term. The Class I, Class II and Class III directors are serving for terms expiring in 2007, 2008, and 2006, respectively. The Board of Directors has affirmatively determined that the following directors are independent as defined by the listing standards of the NYSE, the applicable rules of the SEC and our bylaws: Anderson, Ater, Cutler, Kalangis, Lopez, Mullin and Sherman. Below is a chart containing the names and ages of our directors, and indicating their status as independent, non-management or management directors and the class of directors to which they belong.

Name	Age	Independent	Non-Management	Management	Class
Anne-Drue M. Anderson	44	X	X		I
David A. Ater	60	X	X		I
Joseph H. Badal	61			X	III
Eliot R. Cutler	59	X	X		III
Larry A. Goldstone	51			X	I
Michael B. Jeffers	65		X		II
Ike Kalangis	68	X	X		I
Owen M. Lopez	65	X	X		II
Francis I. Mullin, III	62	X	X		II
Stuart C. Sherman	67	X	X		III
Garrett Thornburg	60			X	III

Four Class III directors and one Class II director will be re-elected at the Annual Meeting to serve for three-year terms and two-year terms, respectively, and until their successors are elected and qualified. On the recommendation of the Nominating/Corporate Governance Committee, the Board of Directors has nominated Messrs. Thornburg, Badal, Cutler and Sherman for re-election to the Board as Class III directors and Mr. Jeffers for re-election to the Board as a Class II director at the Annual Meeting. The nominees are currently members of the Board of Directors, and have agreed to be named in this proxy statement and to continue to serve if elected. In the event that any of the nominees is unable to serve, the proxy holders will vote for any other person that the Board of Directors designates. You will find each nominee’s biographical information below, along with biographical information for all other continuing directors.

Information Regarding Director Nominees and Continuing Directors

Class III Director Nominees - Terms Expiring in 2006

Joseph H. Badal has been one of our directors since we commenced operations in June 1993. In December 2001, he became our Executive Vice President/Single Family Residential Lending and the Chief Executive Officer of Thornburg Mortgage Home Loans, Inc. (“TMHL”), our wholly-owned mortgage loan origination subsidiary. In July 2004, he was promoted to Senior Executive Vice President, Chief Lending Officer. He is also a Managing Director of the Manager. From 1994 through 2001, Mr. Badal was Senior Vice President of Residential Loan Production with Charter Mortgage Company, headquartered in Albuquerque, New Mexico. From 1980 to 1994, Mr. Badal was the President of Merit Southwest Development Company, Inc., a consulting and commercial and industrial real estate development firm headquartered in Albuquerque, New Mexico. He also worked with Norwest Mortgage in Albuquerque from 1992 to 1994. Mr. Badal is a former member of the New Mexico House of Representatives and former Chairman of the New Mexico Mortgage Finance Authority. Mr. Badal is a graduate of Temple University, B.S., and the University of New Mexico, M.B.A.

Eliot R. Cutler has been one of our directors since December 2003. Since November 2000, he has been a partner in the Washington, D.C. office of the law firm of Akin Gump Strauss Hauer & Feld LLP. Prior to that, he was a partner in the Washington, D.C. law firm of Cutler & Stanfield, LLP from 1988 to 2000. A specialist in the negotiation and development of large-scale infrastructure projects, Mr. Cutler served as Associate Director of the Office of Management and Budget under President Carter. Until his departure in 1980, he was the principal White House official in the environmental, energy and natural resources areas. During this time, Mr. Cutler also directed the President’s Energy Coordinating Committee and represented the U.S. in international summit negotiations concerning energy and environmental matters. Mr. Cutler has been General Counsel of the International Council of Shopping Centers and was the first American member of the Board of Directors of Skanska AB, one of the world’s largest construction companies. In private practice, Mr. Cutler has guided the development of airports, highways and other major infrastructure projects for both public and private sector clients. He is a Trustee of Thornburg Investment Trust, a regulated investment company that is the issuer of twelve of the Thornburg Mutual Funds. Mr. Cutler previously served as a director of the United Electric Company, the International Law Institute and Capital Ventures, Inc. He is a graduate of Harvard College, B.A., and Georgetown University, J.D.

Stuart C. Sherman has been one of our directors since we commenced operations in June 1993. He has been the President of S. C. Sherman & Company, Inc. and American Southwest Development Company, Inc., both commercial real estate development firms, since 1978. S. C. Sherman & Company, Inc. is also a real estate brokerage company. From April 1991 until September 1994, Mr. Sherman was also Executive Vice President of The Royce Company, a commercial real estate brokerage firm, and an affiliate of Great Western Financial Corporation. Mr. Sherman is a graduate of Allegheny College and the Brooklyn Law School, LL.B.

Garrett Thornburg, our founder, has been our Chairman of the Board, Chief Executive Officer and one of our directors since we commenced operations in June 1993. He is also Chairman, Chief Executive Officer and sole director of the Manager. Mr. Thornburg is also sole Director of Thornburg Investment Management, Inc. (“TIM”), an investment advisory firm organized in 1982, and of Thornburg Securities Corporation (“TSC”), a registered broker-dealer that acts as a distributor of mutual funds managed by TIM and that has also participated as an underwriter in previous public offerings of the Company’s Common Stock. Mr. Thornburg owns all of the voting shares of TIM, TSC, and the Manager. Mr. Thornburg is also Trustee and Chairman of Trustees of Thornburg Investment Trust, a regulated investment company that is the issuer of twelve of the Thornburg Mutual Funds. TIM is advisor to the twelve Thornburg Mutual Funds, which as of February 28, 2006 had assets of $12.6 billion, and advisor to an additional $8.6 billion of institutional and separate investment accounts for high net worth clients. Mr. Thornburg currently is a member of the National Association of Real Estate Investment Trusts (“NAREIT”) Board of Governors, the Investment Company Institute Board of Governors and serves on the Board of Directors of the National Dance Institute of New Mexico. He is a graduate of Williams College, B.A., and Harvard University, M.B.A.

Class II Director Nominee – Term Expiring in 2006

Michael B. Jeffers has been one of our directors since January 2006. He served as our Corporate Secretary since we commenced operations in June 1993 until January 2006. He also served as our outside corporate general counsel from June 1993 until his retirement in December 2005. Mr. Jeffers has more than 40 years of experience in the legal field. He has been a partner of law firms in both New York and California, where his legal practice focused on corporate and securities matters, financial services and investment management. From 2002 to 2005, he was counsel at Dechert LLP in Newport Beach, California and prior to that, he was a partner at Jeffers, Shaff & Falk LLP in Irvine, California. Mr. Jeffers is a member and former director of the Orange County Society of Investment Managers, as well as a member of the Board of Directors and former president of Ballet Pacifica. Mr. Jeffers also served in the U.S. Air Force Judge Advocate General Corps. Mr. Jeffers is a graduate of the University of Washington, LL.B., B.A., and New York University, LL.M., Taxation.

Class I Directors - Terms Expiring in 2007

Anne-Drue M. Anderson has been one of our directors since December 2003. From 2000 to 2001, Ms. Anderson served as President of Neighborhood Housing Services of America, a non-profit housing-related firm in Oakland, California. Prior to that, she was an Executive Vice President and Director of Residential Lending for H.F. Ahmanson & Company and Home Savings of America, one of the nation’s largest full service consumer banks. She joined Home Savings as Treasurer in 1993 and in 1995 became the first female Executive Vice President in the 109-year history of the company. During her tenure at Home Savings, Ms. Anderson managed numerous areas, in addition to Residential Lending, including Secondary Marketing, Funds Management, Capital Markets, Online Banking, Corporate Marketing, Brand Management and Advertising. She currently serves as a director of Enterprise Development International, a non-profit micro lender that assists individuals in extreme poverty in numerous third world countries to create small businesses through subsidized lending and business training. Ms. Anderson is a Phi Beta Kappa graduate of Agnes Scott College, B.A., and the University of Texas at Austin, M.B.A.

David A. Ater has been one of our directors since March 1995. He is the owner of Ater and Associates, an owner/developer/broker of various commercial and residential real estate development projects, as well as a planning and management consulting firm with emphasis on property development. He is also a Trustee of Thornburg Investment Trust, a regulated investment company that is the issuer of twelve of the Thornburg Mutual Funds. Mr. Ater is also an advisory director of Century Bank of Santa Fe. Mr. Ater is actively involved with a number of charitable and community organizations, and is a member of the New Mexico Amigos, the state’s official goodwill ambassadors. Mr. Ater has been involved in a variety of real estate development projects since 1980, and from 1970 to 1980, was employed by First National Bank of Santa Fe where he was President and Chief Executive Officer from 1978 to 1980. Mr. Ater is a graduate of Stanford University.

Larry A. Goldstone, our co-founder, has been our President, Chief Operating Officer and one of our directors since we commenced operations in June 1993. Mr. Goldstone is also a Managing Director of the Manager. From November 1991 until August 1992, Mr. Goldstone was employed at Downey Savings and Loan Association, where he was a Senior Vice President and Treasurer primarily responsible for cash and liquidity management, mortgage portfolio management, wholesale funding and interest rate risk management. Prior to his employment at Downey Savings, Mr. Goldstone was employed by Great American Bank, a federal savings bank, for a period of eight years where he held a variety of increasingly responsible positions, including Senior Vice President, and manager in the Treasury Department and in the Mortgage Portfolio Management Department. Mr. Goldstone has extensive experience in all facets of mortgage finance, interest rate risk management and hedging. Mr. Goldstone has degrees in economics from New Mexico State University, B.A., and University of Arizona, M.B.A.

Ike Kalangis has been one of our directors since January 2001. Mr. Kalangis has more than 30 years of experience in the banking industry. From 1993 to 1997, he was Chairman, President and Chief Executive Officer of Boatmen’s Sunwest, Inc., a $4 billion multi-bank holding company with 13 community banks in New Mexico and El Paso, Texas, now Bank of America, N.A. (New Mexico). Prior to that time, Mr. Kalangis was Chairman, President and Chief Executive Officer of Sunwest Bank holding company, which then merged into Boatmen’s Sunwest. In January 2003, Mr. Kalangis was appointed by the Governor of New Mexico to the State Investment Council. Mr.

Kalangis presently serves on the Board of Directors for American Home Furnishings, Inc., the largest retail furniture operation in New Mexico. He also consults with a number of successful New Mexico family owned businesses, including Kabana, Inc. (Mati), the largest jewelry manufacturing company in New Mexico, in connection with business, organizational and financial planning, and management succession. Mr. Kalangis is a graduate of Hardin Simmons University, B.S. and received his Master’s degree from the Southern Methodist University Graduate School of Banking.

Class II Directors – Terms Expiring in 2008

Owen M. Lopez has been one of our directors since December 1996. Mr. Lopez has been the Executive Director of the McCune Charitable Foundation in Santa Fe, New Mexico since 1994 and before that he was the Managing Partner of the Hinkle Law Firm, Santa Fe, New Mexico, from 1982 to 1993. Mr. Lopez is actively involved with a number of charitable and community organizations, and was formerly a trustee of the International Folk Art Foundation, a board member of the Santa Fe Chamber Music Festival, a regent of New Mexico Institute of Mining and Technology, a commissioner of the National Museum of American Art of the Smithsonian Institution, a board member of St. John’s College in Santa Fe and a trustee of the Rocky Mountain Mineral Law Foundation. Mr. Lopez is a graduate of Stanford University, B.A., and University of Notre Dame, J.D.

Francis I. Mullin, III has been one of our directors since January 2001. Mr. Mullin is currently managing member of Triumfo Property, L.L.C., which owns real estate assets in Santa Fe, New Mexico and owner of Vanessie of Santa Fe, a restaurant located in Santa Fe, New Mexico. From 1991 to 1995, he served as President and Chief Operating Officer of The Seven-Up Company. Mr. Mullin also served as Executive Vice President and Director of Dr. Pepper/Seven-Up Companies, Inc. prior to their acquisition by Cadbury Beverages in 1995. Over an 18-year period prior to that, he held numerous positions, including President of Canada Dry USA, President of Domestic Operations for RJR Nabisco’s Del Monte Franchise Beverages, and President and Chief Operating Officer of Tofutti Brands, Inc. Mr. Mullin currently serves on the Board of Directors of Blue Cross/Blue Shield Association and The Community Coffee Company.

Information Regarding the Board of Directors and Committees of the Board

The Board of Directors has established the following committees: the Audit Committee, the Nominating/Corporate Governance Committee, the Compensation Committee and the Executive Committee. The Board of Directors has adopted written charters for the Audit Committee, the Nominating/Corporate Governance Committee and the Compensation Committee, current versions of which are available on our website at www.thornburgmortgage.com under the “Investors - Corporate Governance” section. You may find our Code of Business Conduct and Ethics and our Corporate Governance Guidelines in the Corporate Governance section of our website, as well. These documents are also available in print to anyone who requests them by writing to us at the following address: 150 Washington Avenue, Suite 302, Santa Fe, New Mexico 87501, or by phoning us at (505) 989-1900.

The Board of Directors held five meetings during 2005. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which each served during 2005.

The Company encourages all directors to attend the annual meeting of shareholders. All of our directors attended the 2005 annual meeting of shareholders.

Audit Committee

The Audit Committee consists of four Independent Directors: Mr. Mullin (Chair), Ms. Anderson, Mr. Ater and Mr. Sherman. Each of the Audit Committee members meets the independence standards for Audit Committee members under the NYSE’s listing standards, applicable SEC regulations and our bylaws. The Audit Committee met nine times in 2005. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities and in monitoring (i) the integrity of our financial statements and financial reporting process, (ii) the auditors’ qualifications and independence, (iii) the performance of our internal audit function and (iv) our process for monitoring compliance with laws and regulations. The Audit Committee selects our independent auditors and directly oversees their work, confirms the scope of audits to be performed by the auditors, reviews audit results and internal accounting and control procedures and policies, pre-approves all audit and permitted non-audit services to be performed for us by the independent auditors, reviews and approves the fees paid to the independent auditors, and reviews and recommends inclusion of our audited financial statements in our periodic reports that are filed with the SEC.

The Board of Directors has determined that Mr. Mullin, Ms. Anderson and Mr. Ater meet the SEC’s criteria for Audit Committee financial experts.

On February 22, 2006, the Audit Committee issued the following report:

THORNBURG MORTGAGE, INC.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors reviews the Company’s financial reporting process, its system of internal controls, its audit process and its process for monitoring compliance with laws and regulations. Each of the four Audit Committee members satisfies the definition of independent director as established in the NYSE Listing Standards, applicable SEC regulations and the Company’s bylaws. All members are financially literate and at least one member of the Audit Committee has accounting or related financial management expertise. The Board of Directors has determined that Mr. Mullin, Ms. Anderson and Mr. Ater meet the SEC’s criteria for Audit Committee financial experts.

The Audit Committee has reviewed the audited consolidated financial statements of the Company and discussed such statements with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm during the year 2005, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees - AU Section 380), as may be modified or supplemented.

The Audit Committee received from PwC the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with PwC its independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, and be filed with the SEC.

This report of the Audit Committee shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically requests that this information be treated as soliciting material or specifically incorporates this information by reference, nor shall it be deemed filed under such Acts.

AUDIT COMMITTEE:	Francis I. Mullin III, Chair Anne-Drue M. Anderson David A. Ater Stuart C. Sherman	February 22, 2006

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee consists of four Independent Directors: Mr. Lopez (Chair), Mr. Cutler, Mr. Kalangis and Mr. Mullin. All of the members of the Nominating/Corporate Governance Committee are independent as defined by the NYSE’s listing standards and our bylaws. The Nominating/Corporate Governance Committee recommends to the entire Board of Directors nominees for election as directors. The Nominating/Corporate Governance Committee considers potential nominees brought to its attention by any director or officer of the Company and will consider such candidates based on their backgrounds, skills, expertise, accessibility and availability to serve effectively on the Board.

The Nominating/Corporate Governance Committee will also consider nominees recommended by shareholders. Shareholders should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate to Mr. Lopez in care of the Company at the Company’s address no later than November 17, 2006. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Nominating/Corporate Governance Committee also recommends to the Board of Directors the assignment of directors to committees, including the designation of committee chairs. In addition, the Nominating/Corporate Governance Committee is responsible for overseeing the implementation of, and periodically reviewing, our Corporate Governance Guidelines, as well as overseeing the Board of Directors’ annual review and evaluation of management’s performance. The Nominating/Corporate Governance Committee met four times during 2005.

Compensation Committee

The Compensation Committee consists of three Independent Directors: Mr. Kalangis (Chair), Mr. Cutler and Mr. Lopez. All of the members of the Compensation Committee are independent as defined by the NYSE’s listing standards and our bylaws. The Compensation Committee oversees the annual review by the Independent Directors of the fees paid by the Company to the Manager. The Compensation Committee also administers our Amended and Restated 2002 Long-Term Incentive Plan (the “Plan”) and approves the grant of awards under the Plan. The Compensation Committee met three times during 2005, other than in connection with its quarterly approval of incentive awards under the Plan.

Executive Committee

The Executive Committee consists of Mr. Thornburg (Chair), Mr. Ater and Mr. Sherman. The Executive Committee meets to consider various matters delegated by the Board of Directors and to make recommendations to the Board of Directors regarding such matters. The Executive Committee met once in 2005.

Amended and Restated 2002 Long-Term Incentive Plan (the “Plan”)

Under the Plan, our officers, directors and employees of the Manager, and other persons expected to provide significant services to us, are eligible to receive awards of Dividend Equivalent Rights (“DERs”), Phantom Stock Rights (“PSRs”) and Stock Appreciation Rights (“SARs”). A DER consists of the recipient’s right to receive either cash or PSRs, in an amount equal to the dividend distributions paid on a share of Common Stock. A PSR consists of the recipient’s right, upon exercise, to receive an amount of cash equal to the fair market value of a share of Common Stock at the time of exercise and the right to receive distributions, either in the form of cash or additional PSRs, in an amount equal to the value of the cash dividends that are paid on a share of Common Stock. An SAR consists of the recipient’s right, upon exercise, to receive an amount of cash equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the stated amount of the SAR. Additional information regarding the grant of awards under the Plan can be found in the sections entitled “Directors’ Compensation” and “Executive Compensation” below.

Directors’ Compensation

Each non-management director receives an annual fee of $20,000 plus $1,000 for each meeting of the Board of Directors that he or she attends. Each member of the Audit Committee receives $1,000 for each meeting that he or she attends. In addition, the chair of the Audit Committee receives an annual fee of $5,000, which was increased from an annual fee of $3,000, effective January 2006. Each Independent Director serving on the Executive Committee receives $1,000 for each meeting that he or she attends. The members of the Nominating/Corporate Governance Committee and the Compensation Committee do not receive compensation for service on those respective committees. Non-management directors are reimbursed for expenses related to their attendance at Board of Directors and committee meetings.

Under the Plan, each Independent Director receives 10,000 PSRs and 15,000 DERs as of the date of such director’s appointment to the Board of Directors. Each non-management director receives PSRs equivalent to the value of options to purchase Common Stock for that number of shares equal to 0.1% of the total number of shares of Common Stock and preferred stock that we sell in any public or private offering, including shares of Common Stock that we sell under the waiver portion of the optional cash purchase feature of our Dividend Reinvestment and Stock Purchase Plan (the “DRSPP”), but excluding shares issued under the dividend reinvestment or non-waiver optional cash purchase provisions of the DRSPP (collectively, “Equity Sales”). The Compensation Committee may make additional grants or awards of PSRs, DERs, or SARs to directors, provided that any director who is a member of the Compensation Committee may not participate in the determination of, or vote on, any award for him or herself.

During 2005, all of the Independent Directors, as a group, were granted 9,368 PSRs in connection with Equity Sales. As of December 31, 2005, Independent Directors had been granted an aggregate of 76,783 vested PSRs and 27,760 unvested PSRs. Based on the closing price of our Common Stock as of December 31, 2005 of $26.20, the vested PSRs had a value of $2,011,715 and the unvested PSRs had a value of $727,312.

During 2005, the Independent Directors, as a group, received $216,522 in cash and 51,327 additional PSRs in lieu of cash as payments of dividend equivalents on their DERs and PSRs. As of December 31, 2005, they held, as a group, 162,022 PSRs, all of which are vested, that had been received in lieu of cash for dividend equivalents for all periods prior to December 31, 2005. Based on the closing price of our Common Stock as of December 31, 2005 of $26.20, these PSRs had a value of $4,244,976.

Mandatory Retirement Age

The Board of Directors has adopted a policy requiring Independent Directors to retire at the age of 75.

Executive Sessions of the Board of Directors

An executive session of all non-management directors to review the performance of management and the Company and any related matters is held immediately preceding each regularly scheduled quarterly meeting of the Board of Directors, with the exception of the executive session held prior to the regularly scheduled July meeting of the Board of Directors, which will be limited to Independent Directors only. Either the chair of the Audit Committee or the chair of the Nominating/Corporate Governance Committee chairs these meetings.

Communications with the Board of Directors

Shareholders may send communications to the Board of Directors at the following address: 150 Washington Avenue, Suite 302, Santa Fe, New Mexico, 87501, or by e-mail to ir@thornburgmortgage.com, specifying whether the communication is directed to the entire Board of Directors, the non-management directors, the Independent Directors or to a particular director.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RE-ELECT THE FOUR CLASS III DIRECTORS AND THE ONE CLASS II DIRECTOR THAT HAVE BEEN RENOMINATED TO THE BOARD OF DIRECTORS. PROXIES WILL BE VOTED FOR SUCH APPROVAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 8, 2006, relating to the beneficial ownership of Common Stock by each of our directors and executive officers, and all of our directors and executive officers as a group. To our knowledge, there are no beneficial owners who hold more than 5% of the outstanding shares of Common Stock. None of our directors or executive officers owns any shares of our 8.00% Series C Cumulative Redeemable Preferred Stock (the “Preferred Stock”). Unless otherwise indicated, each person listed has sole voting and investment power over the shares that he or she beneficially owns, subject to community property laws where applicable.

Name of Security Holder	Number of Shares	Percent of Voting Shares Outstanding (1)
Garrett Thornburg (2)	965,408	*
Anne-Drue M. Anderson (3)	2,651	*
David A. Ater (3)	78,412	*
Joseph H. Badal (4)	45,510	*
Eliot R. Cutler (3)	8,533	*
Larry A. Goldstone (5)	216,566	*
Michael B. Jeffers (3)	68,998	*
Ike Kalangis (3)	14,333	*
Owen M. Lopez (3)	16,464	*
Francis I. Mullin, III (3)	22,720	*
Stuart C. Sherman (3)	18,575	*
Clarence G. Simmons, III (6)	34,345	*

All Executive Officers and Directors as a Group (12 persons)	1,492,515	1.40%

*	less than 1% of the outstanding shares.

(1)	Based on 106,861,062 shares of Common Stock issued and outstanding, as of March 8, 2006.

(2)	Mr. Thornburg is Chairman of the Board and the Chief Executive Officer. The holdings reported for Mr. Thornburg exclude 66,814 shares of Common Stock held by Mr. Thornburg’s wife and 197,726 shares of Common Stock held in trust for his children and descendents.

(3)	Ms. Anderson and Messrs. Ater, Cutler, Jeffers, Kalangis, Lopez, Mullin and Sherman are directors. The holdings reported for Mr. Ater exclude 6,322 shares of Common Stock held by Mr. Ater’s wife. The holdings reported for Mr. Cutler exclude 3,680 shares of Common Stock held by Mr. Cutler’s wife and 6,408 shares of Common Stock held in trusts for his children. The holdings reported for Mr. Jeffers exclude 1,500 shares held by his son, of which he disclaims beneficial ownership. Ms. Anderson’s shares are owned jointly with her husband.

(4)	Mr. Badal is Senior Executive Vice President, Chief Lending Officer, and a director. The holdings reported for Mr. Badal exclude 4,819 shares of Common Stock held by Mr. Badal’s wife, 600 shares held in custody for his granddaughters and 40 shares held in custody for his niece.

(5)	Mr. Goldstone is the President and Chief Operating Officer and a director.

(6)	Mr. Simmons is Senior Executive Vice President and Chief Financial Officer. The holdings for Mr. Simmons exclude 189 shares held by his son.

MANAGEMENT

Our executive officers and their ages and positions are as follows:

Name	Age	Positions Held
Garrett Thornburg	60	Chairman of the Board, Director and Chief Executive Officer
Larry A. Goldstone	51	Director, President and Chief Operating Officer
Joseph H. Badal	61	Director, Senior Executive Vice President, Chief Lending Officer
Clarence G. Simmons, III	53	Senior Executive Vice President, Chief Financial Officer

The executive officers serve at the discretion of the Board of Directors. You will find biographical information regarding Messrs. Thornburg, Goldstone and Badal under Proposal No. 1 above. You will find biographical information regarding Mr. Simmons below.

Mr. Simmons has been our Senior Executive Vice President since March 2005 and our Chief Financial Officer since April 2005. Mr. Simmons is also a Managing Director of the Manager. He was a Managing Director at Countrywide Financial Corporation (“CFC”) in Calabasas, California, from 1999 until 2005. During his tenure at CFC, Mr. Simmons was a founder of CFC’s bank subsidiary, Treasury Bank, N.A. and served as chief operating officer, chief risk oversight officer and chief accounting officer of the unit. In these capacities, Mr. Simmons was responsible for building the bank’s lending, financial management, strategic planning and credit risk management infrastructure. From 1997 to 1999, Mr. Simmons served as Senior Vice President and Chief Operating and Financial Officer at CanadaTrust USA, Inc. in Rochester, New York. From 1984 to 1997, Mr. Simmons worked at First Federal Savings and Loan Association in Rochester, New York, where he held a variety of increasingly responsible positions, including Senior Vice President and Chief Financial Officer. Mr. Simmons is a graduate of Bowdoin College, B.A., and State University of New York, Binghamton, M.B.A.

EXECUTIVE COMPENSATION

We have not paid, and do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Our executive officers are compensated by the Manager from the income the Manager receives under the Amended and Restated Management Agreement between the Company and the Manager, dated as of July 1, 2004 (the “Management Agreement”). Under the Plan, management directors, executive officers and key management employees receive an aggregate grant of PSRs equivalent to the value of options to purchase Common Stock for that number of shares equal to 3% of Equity Sales. The Compensation Committee allocates the aggregate awards of PSRs among the eligible individuals. The Compensation Committee also has the discretion to grant additional DERs, PSRs and SARs to eligible individuals under the Plan.

The following table presents the total number of DERs granted to our executive officers and outstanding during the year ended December 31, 2005.

DERs Granted and Outstanding

During Year Ended December 31, 2005

	Number of DERs Granted During 2005	Number of Vested DERs Outstanding at 12/31/05
Garrett Thornburg	0	180,945
Larry A. Goldstone	0	180,945
Joseph H. Badal	0	86,875
Clarence G. Simmons, III	15,000	15,000

The following table presents the total number of PSRs granted to our executive officers and outstanding during the year ended December 31, 2005, all of which were granted in connection with Equity Sales, except as noted in the table below. This table excludes PSRs issued in lieu of cash dividend equivalents paid on DERs and PSRs at the election of the holder.

PSRs Granted and Outstanding

During Year Ended December 31, 2005 (1)

	Number of PSRs Granted During 2005	Value of PSRs on Date of Grant	Non-Vested PSRs Outstanding at 12/31/05	Vested PSRs Outstanding at 12/31/05	Value of Vested PSRs at 12/31/05 (2)	Value of Unvested PSRs at 12/31/05 (2)
Garrett Thornburg	1,392	$41,129	3,341	50,718	$1,328,812	$87,534
Larry A. Goldstone	1,392	41,129	3,341	33,719	883,438	87,534
Joseph H. Badal	1,276	37,686	3,076	19,419	508,778	80,591
Clarence G. Simmons, III (3)	20,855	591,094	20,855	—	—	546,401

(1)	The PSRs vest over a three-year period at a rate of one-third at the end of each year. Dividend equivalents are paid on vested and non-vested PSRs granted on or before October 20, 2003 and can be paid in the form of cash or additional PSRs equal to the cash dividend value. PSRs granted after October 20, 2003 do not earn a dividend equivalent until they are vested.

(2)	The value of each PSR is based on the closing price of $26.20 of the Common Stock on December 31, 2005.

(3)	Mr. Simmons received 20,000 PSRs and 15,000 DERs upon joining the Company in 2005.

During 2005, Messrs. Thornburg, Goldstone, Badal and Simmons received additional PSRs in the amounts of 34,265, 31,951, 14,790 and 2,677, respectively, in lieu of cash as payments of dividend equivalents on their DERs and PSRs. As of December 31, 2005, they held 136,737, 128,808, 52,414 and 2,677 PSRs, respectively, all of which are vested, that had been received in lieu of cash for dividend equivalents for all periods prior to December 31, 2005. Based on the closing price of our Common Stock as of December 31, 2005 of $26.20, these PSRs had a value of $3,582,509, $3,374,770, $1,373,247 and $70,137, respectively.

Compensation Committee Interlocks and Insider Participation

Currently, the members of the Compensation Committee are Messrs. Kalangis, Cutler and Lopez. During 2005, Mr. Mullin was also a member of the Compensation Committee. Each of Messrs. Kalangis, Cutler, Lopez and Mullin has obtained a residential first lien mortgage loan from us as described in the section of this proxy statement entitled “Certain Relationships and Related Transactions.”

THORNBURG MORTGAGE, INC.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors administers the Plan. The Compensation Committee also oversees the annual review by the Independent Directors of the fees paid by the Company to the Manager. In addition, the Compensation Committee reviews and approves the Company’s goals and objectives relevant to the Manager’s compensation and evaluates the performance of the Company’s executive officers (including the chief executive officer) in light of these goals and objectives.

The Compensation Committee has reviewed the Company’s goals and objectives relevant to the Manager’s compensation and has determined that the performance of the Company’s CEO and the executive officers is consistent with these goals and objectives. The Compensation Committee approved the aggregate awards of PSRs granted under the Plan which were based on formulas tied to the Company’s equity sales as set forth in the Plan and described in the section of the Proxy Statement entitled “Executive Compensation.”

The Compensation Committee and the Board of Directors (including a majority of the Independent Directors) also approved the specific amounts of incentive awards to the management directors and executive officers out of the aggregate awards made pursuant to the equity sales formula referenced above. In approving the specific awards to these individuals, the Compensation Committee considered each person’s specific contributions toward meeting the Company’s performance and business expansion goals in 2005.

COMPENSATION COMMITTEE:	Ike Kalangis (Chair) Eliot R. Cutler Owen M. Lopez

March 7, 2006

Total Return Comparison

The following graph presents a total return comparison of the Common Stock for the five year period from December 31, 2000 through December 31, 2005, to the Bloomberg Mortgage REIT Index, the NAREIT Composite Index and the S&P 500 Financials Index. The total return reflects stock price appreciation and the value of dividends for the Common Stock and for each of the comparative indices. We obtained this information from sources that we believe to be reliable, but we do not guarantee its accuracy or completeness. The graph assumes that the value of the investment in the Common Stock and each index was $100 on December 31, 2000, and that all dividends were reinvested. The total return performance shown on the graph is not necessarily indicative of future total return performance.

Total Return Comparison From December 31, 2000

Through December 31, 2005

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Thornburg Mortgage, Inc.	$100.00	$245.87	$281.41	$419.97	$492.20	$491.43
Bloomberg Mortgage REIT Index	100.00	191.44	236.16	316.47	403.58	337.47
NAREIT Composite Index	100.00	115.50	121.53	168.27	219.44	237.63
S&P 500 Financials Index	100.00	91.07	77.78	101.88	112.92	120.25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to being our Chairman of the Board, our Chief Executive Officer and one of our directors, Mr. Thornburg is Chairman of the Board, Chief Executive Officer and sole director of the Manager and owns all of the voting shares of the Manager. Mr. Goldstone, in addition to being our President, our Chief Operating Officer and one of our directors, is a Managing Director of the Manager. Mr. Badal, one of our Senior Executive Vice Presidents, our Chief Lending Officer and one of our directors, is also a Managing Director of the Manager. Mr. Simmons, one of our Senior Executive Vice Presidents and our Chief Financial Officer, is also a Managing Director of the Manager. As such, Messrs. Thornburg, Goldstone, Badal and Simmons are paid employees of the Manager. Messrs. Goldstone, Badal and Simmons own minority interests in the Manager. Mr. Jeffers, one of our non-management directors, also owns a minority interest in the Manager.

We pay the Manager an annual base management fee based on average shareholders’ equity, adjusted for liabilities that are not incurred to finance assets (“Average Historical Equity” as defined in the Management Agreement) payable monthly in arrears as follows: 1.31% of the first $300 million of Average Historical Equity, plus 0.96% of that portion above $300 million but less than $1.5 billion. The additional fee earned on Average Historical Equity over $1.5 billion is limited to 0.85% with the fee decreasing an additional 0.05% for each additional $0.5 billion in Average Historical Equity thereafter until reaching a fee of 0.69% on any Average Historical Equity greater than $3.0 billion. These percentages are subject to annual inflation adjustments. For the year ended December 31, 2005, the Manager earned $21,021,064 in base management fees in accordance with the terms of the Management Agreement. In addition, our wholly-owned subsidiaries, including TMHL and its wholly-owned subsidiaries, have entered into separate management agreements with the Manager for additional management services for a combined amount of $850 per month, paid in arrears.

The Manager is also entitled to earn performance-based compensation in an amount equal to 20% of our annualized net income before performance-based compensation, above an annualized return on equity equal to the ten year U.S. Treasury Rate plus 1%. Once the Manager has earned a performance fee of $30 million, the performance fee percentage of 20% is reduced by 1% for each additional $5 million earned in performance fees until reaching a performance fee percentage of 15% for any amount greater than $50 million. For the year ended December 31, 2005, the Manager earned performance-based compensation in the amount of $38,861,680.

According to the terms of the Management Agreement, certain defined expenses of the Manager and affiliates of the Manager are reimbursed by the Company, principally expenses incurred on behalf of TMHL, related to mortgage loan acquisition, origination, selling, servicing, securitization and hedging activities, including the personnel and office space attributed to these activities. During 2005, we reimbursed the Manager $10,436,828 for expenses, in accordance with the terms of the Management Agreement.

Pursuant to the terms of the Management Agreement, in the event that a person or entity obtains 20% or more of Common Stock, if we are combined with another entity, or if we terminate the Management Agreement other than for cause, we are obligated to acquire substantially all of the assets of the Manager through an exchange of shares of Common Stock with a value based on a formula tied to the Manager’s net profits.

Our bylaws provide that the Board of Directors shall evaluate the performance of the Manager before entering into or renewing any management arrangement and that the Independent Directors shall determine at least annually that the Manager’s compensation is reasonable in relation to the nature and quality of services performed.

Pursuant to an employee residential mortgage loan program approved by the Board of Directors, certain of our directors and officers have obtained residential first lien mortgage loans from us. In general, the terms of the loans and the underwriting requirements are identical to the loan programs that we offer to unaffiliated third parties. Prior to the effective date of the Sarbanes-Oxley Act of 2002, at the time each such individual entered into a loan agreement, such individual received a discount on the interest rate which is subject to cancellation at the time such individual’s employment or affiliation with us is terminated for any reason. Since the enactment of the Sarbanes-Oxley Act, our directors and executive officers are no longer eligible to receive a discount on the interest rate for new loans, although any existing mortgage loans were grandfathered. The following table presents the balance of the mortgage loans as of March 6, 2006, the largest aggregate balance outstanding during 2005, the interest rate and the maturity date of the mortgage loans.

	First Mortgage Balance at 3/6/2006	Largest Aggregate Balance During 2005	Weighted Average Interest Rate	Maturity Date
David A. Ater	$145,096	$147,592	4.875%	July 2034
Joseph H. Badal	548,000	548,000	3.882%	March 2035
Eliot R. Cutler	3,600,000	3,600,000	4.125%	July 2031
Larry A. Goldstone	1,560,581	1,605,993	4.765%	June 2034
Michael B. Jeffers	847,311	865,534	5.875%	December 2032
Ike Kalangis	350,000	350,000	5.125%	February 2035
Owen M. Lopez	450,000	450,000	6.250%	August 2034
Francis I. Mullin, III	3,036,596	3,039,794	4.368%	December 2032
Stuart C. Sherman	400,000	400,000	5.625%	May 2035
Clarence G. Simmons, III	2,544,000	2,544,000	5.500%	July 2035

	$13,481,584	$13,550,913	4.763%

Mr. Jeffers, one of our non-management directors, was counsel during 2005 to Dechert LLP, which provided general corporate legal services to us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and certain of our officers, and persons who beneficially own more than 10% of Common Stock or Preferred Stock, to file reports of ownership and changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

There are no beneficial owners of 10% or more of our equity securities. Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that during the year ended December 31, 2005, our executive officers and directors complied with all filing requirements in a timely fashion, with the exception of Mr. Cutler who inadvertently failed to timely report one transaction in which shares of Common Stock were acquired for the benefit of his daughter and two transactions in which shares of Common Stock were acquired for the benefit of his wife, and Mr. Badal who inadvertently failed to timely report four transactions in which he acquired shares of Common Stock through the DRSPP as custodian for two granddaughters and two transactions in which he acquired shares of Common Stock through the DRSPP as custodian for his niece.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, audited our financial statements for the year ended December 31, 2005. The Audit Committee of the Board of Directors has not yet selected an independent accounting firm for the year ended December 31, 2006. The Audit Committee will make its selection after it has received and reviewed audit proposals for the year.

A representative of PwC is expected to be available by teleconference at the Annual Meeting and will be provided with an opportunity to make a statement and to respond to appropriate questions from shareholders.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

For the years ended December 31, 2005 and 2004, we paid aggregate fees of approximately $677,900 and $544,700, respectively, to PwC for professional services rendered to us and our subsidiaries with respect to the integrated audit of our consolidated financial statements and our Annual Report on Internal Controls over Financial Reporting included in our annual reports, the reviews of the financial statements included in our quarterly reports, and issuance of comfort letters and consents in connection with offerings and SEC filings.

Audit-Related Fees

For the years ended December 31, 2005 and 2004, we paid aggregate fees of approximately $222,250 and $63,300, respectively, to PwC for audit-related services rendered to us. These services included the issuance of procedures, letters and related services in connection with loan securitizations and the review of accounting matters for anticipated transactions or new accounting pronouncements and general discussions regarding the application of accounting principles.

Tax Fees

For the years ended December 31, 2005 and 2004, we paid aggregate fees of approximately $65,000 and $70,500, respectively, to PwC for tax-related services rendered to us. These services included the preparation of the Company’s and TMHL’s tax returns.

All Other Fees

We did not pay any fees to PwC for services other than the services referred to above, for the years ended December 31, 2005 and 2004.

The Audit Committee has adopted written policies and procedures whereby it may pre-approve the provision of certain services to us by the independent public auditors. The policy of the Audit Committee is to pre-approve the audit, audit-related, tax and non-audit services to be performed during the year on an annual basis which will include the estimated fees for such services, in accordance with lists of such services adopted by the Audit Committee. The Audit Committee will review and revise the lists on a quarterly basis and will review the invoices submitted by the independent public auditors for any pre-approved services that were performed during the quarter. The Audit Committee chair is authorized to pre-approve audit services for any specific additional projects arising during a quarter that have not previously been pre-approved by the Audit Committee. The chair will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has determined that PwC’s provision of non-audit services to us and our subsidiaries is compatible with the maintenance of PwC’s independence.

OTHER MATTERS

We know of no other matters to come before the Annual Meeting other than those stated in the Notice of the Annual Meeting. To date, we have not received any shareholder proposals. However, if any other matters are properly presented to the shareholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

SHAREHOLDER PROPOSALS

Any shareholder who intends to nominate persons for election to the Board of Directors at an annual meeting must give timely written notice to the chair of the Nominating/Corporate Governance Committee, in care of the Company at the Company’s address no later than 120 days prior to the first anniversary of the date that our proxy statement was released to shareholders in connection with the preceding year’s annual meeting. The shareholder should submit the candidate’s name, credentials, contact information and his or her written consent to be considered, as well as include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long).

Any shareholder who intends to propose any business, other than the nomination of a director, at an annual meeting must give timely written notice to our Secretary, in care of the Company at the Company’s address not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, then the shareholder must provide notification no earlier than 90 days nor later than the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such written notice must set forth (i) a brief description of the matter desired to be brought before the meeting; (ii) the shareholder’s name and address as they appear on our books; (iii) the number of shares of our equity stock that the shareholder owns; (iv) the length of time that such shareholder has held such stock; (v) the shareholder’s intention to continue to hold the stock through the date of the annual meeting of shareholders; and (vi) any material interest of the shareholder in such matter.

Our Secretary must receive written notification of any proposal that a shareholder submits for inclusion in our proxy statement and proxy for the 2007 annual meeting of shareholders by November 17, 2006, in accordance with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Such written notice must set forth (i) a brief description of the matter desired to be brought before the meeting; (ii) the shareholder’s name and address as they appear on our books; (iii) the number of shares of our equity stock that the shareholder owns; (iv) the length of time that such shareholder has held such stock; (v) the shareholder’s intention to continue to hold the stock through the date of the 2007 annual meeting of shareholders; and (vi) any material interest of the shareholder in such matter.

If a shareholder submits a proposal for the 2007 annual meeting of shareholders other than in accordance with Rule 14a-8 and that shareholder does not provide notice of such proposal to us by January 31, 2007, the holders of any proxy solicited by the Board of Directors for use at that meeting will have discretionary authority to vote on that proposal without a description of that proposal in our proxy statement for that meeting.

ANNUAL REPORT

Together with this proxy statement, we are mailing the 2005 Annual Report to shareholders which includes financial statements for the year ended December 31, 2005, as well as other information about our activities. The 2005 Annual Report is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials.

A COPY OF THE FORM 10-K ANNUAL REPORT (WITHOUT EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WHICH WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON WRITTEN REQUEST, WITHOUT CHARGE. THE REQUEST SHOULD BE DIRECTED TO US AT 150 WASHINGTON AVENUE, SUITE 302, SANTA FE, NEW MEXICO, 87501.

By the order of the Board of Directors

Garrett Thornburg
Chairman of the Board and Chief Executive Officer

March 16, 2006

Santa Fe, New Mexico

APPENDIX A

AUDIT COMMITTEE CHARTER

Thornburg Mortgage, Inc.

Revised January 21, 2003

Approved by the Board of Directors of Thornburg Mortgage, Inc. on January 21, 2003.

The Audit Committee is appointed by the Board of Directors (the “Board”) of Thornburg Mortgage, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and, where appropriate, replacement of the outside auditors (the “Auditors”), who are responsible to the Board and the Audit Committee. The Audit Committee, with the assistance of Management and the Auditors, will assist the Board in monitoring: i) the integrity of the financial statements and financial reporting process, ii) the Auditors’ qualifications and independence, iii) the performance of the Company’s internal audit function, and iv) the process for monitoring compliance with laws and regulations. In performing its duties, the Audit Committee will maintain effective working relationships with the Board, Management, and the Auditors. To effectively perform its role, each Audit Committee member will be responsible for obtaining an understanding of the responsibilities of Audit Committee membership as outlined in this charter as well as of the Company’s business, operations, and risks. The Board has adopted and approved this charter, which will govern the activities of the Audit Committee.

The Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission (“SEC”) rules on audit committees. The Board, based upon the recommendation of the Nominating/Corporate Governance Committee, shall appoint the members of the Audit Committee. The Board shall confirm annually the independence of each member of the Audit Committee and determine whether at least one member qualifies as a “financial expert” as defined under applicable SEC rules. The Audit Committee shall have at least three members, all of whom are independent directors. If any relationship does exist between an Audit Committee member and the Company, it will be disclosed to the Board and the Board will determine if that relationship might interfere with the director’s exercise of independent judgment. In order to serve on the Audit Committee, each member shall be financially literate. Members of the Audit Committee may not receive compensation, other than director’s fees, from the Company, as well as all of the regular benefits that other independent directors receive.

The Audit Committee shall have the authority to request any officer or employee of the Company, the Company’s outside counsel or the Auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. In the course of fulfilling its duties, the Audit Committee shall be empowered directly to retain and consult with independent legal counsel, auditors or other consultants, who shall be appropriately compensated, as determined by the Audit Committee, with funding provided by the Company.

The Audit Committee shall meet with the Auditors at least twice annually as part of the annual audit process, as described below, and shall meet with the Auditors in person or telephonically prior to each quarterly SEC filing date for the Quarterly Report on Form 10-Q or the Annual Report on Form 10-K to review the quarterly financial statements and the Company’s accounting practices. The Audit Committee shall report on such meetings to the Board at the next following Board meeting, or earlier, if appropriate.

The Audit Committee shall have the following responsibilities to the extent it deems necessary or appropriate:

Financial Statement and Disclosure Matters

1.	Recommend to the Board the inclusion of the annual audited financial statements in the Annual Report on Form 10-K to be filed with the SEC.

2.	Review the quarterly financial statements prior to each quarterly Board meeting, and with Management at each quarterly Board meeting, and review major risk exposures and steps Management has taken to monitor and control such exposures.

3.	Prior to the Company’s filing with the SEC and after the Auditors’ review, obtain from the Company and review the Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and meet with the Auditors either telephonically or in person to discuss those filings.

4.	Obtain quarterly reports from Management regarding the compliance of the Company and its subsidiaries with applicable REIT requirements, SEC requirements and the Company’s investment policies.

5.	Review and discuss with Management the general contents and format of earnings press releases, as well as of financial information and earnings guidance provided to analysts and rating agencies.

Oversight of the Company’s Relationship with the Auditor

1.	Be directly responsible for the appointment, compensation, retention and oversight of the Auditors. Annually evaluate the performance of the Auditors, review the experience and qualifications of the senior members of the audit team, appoint and, if necessary, terminate the Auditors.

2.	Meet with the Auditors prior to the audit of the annual financial statements to review the planning, scope and staffing of the audit.

3.	Meet with the Auditors and with Management to review the annual audited financial statements, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and to discuss the results of the audit, including:

a.	major issues regarding accounting and auditing principles and practices;

b.	judgments about the quality of the Company’s accounting principles and underlying estimates;

c.	the adequacy of internal controls that could significantly affect the Company’s financial statements;

d.	any other matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, as amended, “Communications With Audit Committees”, relating to the conduct of the audit; and

e.	obtaining assurance from the Auditors that they have complied with Section 10A of the Securities Exchange Act of 1934.

4.	Obtain and review reports and/or letters from the Auditors at least annually regarding:

a.	their independence as required by Independence Standards Board Standard No. l. Discuss with the Auditors any disclosed relationships or services that may affect the Auditors’ independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the Auditors;

b.	the Auditors internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor and any steps taken to deal with any such issues;

c.	all relationships between the Auditors and the Company;

d.	all critical accounting policies and practices to be used by the Auditors in conducting the annual audit;

e.	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditors; and

f.	material written communications between the Auditors and the Company’s management, such as any management letter or schedule of unadjusted differences.

5.	Exercise authority to approve the scope of all audit and non-audit engagements of the Auditors and approve all engagement fees and terms.

6.	Meet separately, at least quarterly, with Management and with the Auditors regarding the independent audit procedures and report regularly to the Board regarding any issue that arises with respect to the quality or integrity of the Company’s financial statements or any disagreement between Management and the Auditors, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Auditors and the performance of the external audit function.

Oversight of the Company’s Internal Audit Function

1.	Approve the Company’s internal audit plan and the appointment and compensation of the outsourced internal auditors. Annually evaluate the performance of the outsourced internal auditors, confirm their independence, and review the experience and qualifications of the members of the audit team.

2.	Meet separately, at least quarterly with Management and with the outsourced internal auditors regarding the internal audit function and the Company’s internal controls, and review all internal audit reports and Management’s responses. Report regularly to the Board regarding any significant issues, disagreements or unresolved matters. Discuss with Management the policies and guidelines with respect to the Company’s financial risk assessment and Management procedures, as well as any steps that Management has taken to monitor and control risk. At least annually, review the Company’s internal financial controls and procedures, including the performance of the outsourced internal auditors and the performance of the internal audit function.

Compliance Oversight Responsibility

1.	Annually, review and reassess the adequacy of the Audit Committee Charter and recommend any proposed changes to the Board for approval.

2.	Require that the Company’s legal counsel disclose at each Board meeting the existence of any legal matter that might have a significant impact on the Company’s financial statements, and notify the members of the Audit Committee of any significant legal matter that might arise between Board meetings.

3.	Prepare for inclusion in the Company’s annual proxy statement the annual Audit Committee report in which the Audit Committee discusses whether it has:

a.	reviewed and discussed the annual financial statements with Management and recommended their inclusion in the Annual Report on Form 10-K;

b.	met with the Auditors and discussed the matters related to the conduct of the audit as required under SAS 61, as amended; and

c.	received the written disclosures and the letter from the Auditors as required by Independence Standards Board Standard No. 1 and confirmed the Auditors independence.

4.	Require that the Company make disclosures as required by the SEC and NYSE in its annual proxy statement regarding the following:

a.	Audit Committee independence;

b.	the adoption of an Audit Committee Charter, with a copy attached every three years; and

c.	the annual Audit Committee report.

5.	Require Management to provide written confirmation to the NYSE regarding Audit Committee member qualifications and related Board determinations, as well as the annual review and re-evaluation of the Audit Committee Charter.

6.	Establish policies regarding the Company’s hiring of employees or former employees of the Auditors.

7.	Annually evaluate the performance of the Audit Committee.

8.	Establish procedures regarding the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters, including procedures regarding the confidential, anonymous submission by employees of concerns regarding questionable accounting or audit matters.

Safe Harbor Statement

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is the responsibility of Management and the Auditors, and not the duty of the Audit Committee, to plan and conduct audits, and to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Management and the Auditors, or to assure the Company’s compliance with applicable laws and regulations.

Thornburg Mortgage, Inc.

150 Washington Avenue, Suite 302

Santa Fe, NM 87501

ANNUAL MEETING OF SHAREHOLDERS OF

THORNBURG MORTGAGE, INC.

April 18, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ò Please detach along perforated line and mail in the envelope provided. ò

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1.  ELECTION OF DIRECTORS. The re-election of four Class III Directors and one Class II Director to serve for three years and two years, respectively, each until his successor is duly elected and qualified.

2. Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments thereof.
NOMINEES:

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

☐ FOR ALL NOMINEES	O Garrett Thornburg	Class III
	O Joseph H. Badal	Class III
	O Eliot R. Cutler	Class III
	O Stuart C. Sherman	Class III
	O Michael B. Jeffers	Class II

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:			●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THORNBURG MORTGAGE, INC.

150 Washington Avenue, Suite 302

Santa Fe, NM 87501

505-989-1900

PROXY - Annual Meeting of Shareholders - Tuesday, April 18, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Garrett Thornburg and Larry A. Goldstone as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Thornburg Mortgage, Inc. (the “Company”) held of record by the undersigned on March 8, 2006 at the Annual Meeting of Shareholders to be held on Tuesday, April 18, 2006 or at any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

THORNBURG MORTGAGE, INC.

April 18, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER

- OR -	ACCOUNT NUMBER
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ò Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ò

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.  ELECTION OF DIRECTORS. The re-election of four Class III Directors and one Class II Director to serve for three years and two years, respectively, each until his successor is duly elected and qualified.

2. Such other business as may properly come before the Annual Meeting of Shareholders, or at any and all adjournments thereof.
NOMINEES:

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTE IS INDICATED HEREIN, THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED FOR ELECTION AS DIRECTORS AND IN ACCORDANCE WITH THE PROXIES’ BEST JUDGMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

☐ FOR ALL NOMINEES	O Garrett Thornburg	Class III
	O Joseph H. Badal	Class III
	O Eliot R. Cutler	Class III
	O Stuart C. Sherman	Class III
	O Michael B. Jeffers	Class II

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:			●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.			☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.